Inventories	12 Months Ended
Dec. 31, 2018
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Inventories
12.	Inventories

	December 31, 2018	December 31, 2017
Raw materials	14,980	15,050
Work in progress	8,681	6,990
Finished goods and goods for resale	19,762	15,950

Total inventories at the lower of cost and net realisable value	43,423	37,990

During 2018, RUB 1,162 million (2017: RUB 470 million, 2016: RUB 364 million) was recognised as an expense within cost of sales for inventories carried at net realisable value. The amount of inventories recognised as an expense during the period was RUB 115,126 million for 2018 (2017: RUB 102,613 million, 2016: RUB 95,019 million).